CONSECO®

# Quarterly Financial Supplement - 3Q09

Table of Contents

**Conseco, Inc.**

**Consolidated balance sheet (in millions)**

| | Mar-08 | Jun-08 | Sep-08 | Dec-08 | Mar-09 | Jun-09 | Sep-09 |
|---|---|---|---|---|---|---|---|
| **Assets** | | | | | | | |
| Investments: | | | | | | | |
| Actively managed fixed maturities at fair value | $17,531.1 | $17,552.1 | $16,641.7 | $15,277.0 | $15,396.8 | $16,876.2 | $18,568.0 |
| Equity securities at fair value | 34.4 | 34.3 | 34.2 | 32.4 | 32.5 | 32.3 | 30.7 |
| Mortgage loans | 1,908.1 | 1,976.3 | 2,047.3 | 2,159.4 | 2,140.5 | 2,094.1 | 2,030.8 |
| Policy loans | 367.0 | 364.3 | 362.0 | 363.5 | 361.3 | 361.9 | 299.2 |
| Trading securities | 361.2 | 266.5 | 280.5 | 326.5 | 280.3 | 258.9 | 275.8 |
| Securities lending collateral | 387.7 | 295.9 | 282.0 | 393.7 | 243.9 | 259.9 | 207.0 |
| Other invested assets | 86.6 | 86.6 | 90.8 | 95.0 | 101.6 | 131.6 | 192.4 |
| Total investments | 20,676.1 | 20,576.0 | 19,738.5 | 18,647.5 | 18,556.9 | 20,014.9 | 21,603.9 |
| Cash and cash equivalents - unrestricted | 505.4 | 297.7 | 307.9 | 894.5 | 769.6 | 881.3 | 532.3 |
| Cash and cash equivalents - restricted | 36.5 | 21.5 | 12.0 | 4.8 | 4.5 | 3.7 | 12.0 |
| Accrued investment income | 304.4 | 288.4 | 306.7 | 298.7 | 312.5 | 302.9 | 317.4 |
| Value of policies inforce at the Effective Date | 1,529.5 | 1,492.8 | 1,493.7 | 1,477.8 | 1,425.5 | 1,335.1 | 1,220.5 |
| Cost of policies produced | 1,549.4 | 1,658.7 | 1,859.0 | 1,812.6 | 1,874.5 | 1,874.9 | 1,779.1 |
| Reinsurance receivables | 3,432.9 | 3,366.6 | 3,303.9 | 3,284.8 | 3,155.3 | 3,049.8 | 3,444.8 |
| Income tax assets, net | 1,732.0 | 1,532.9 | 1,772.8 | 2,047.7 | 2,068.6 | 1,607.3 | 1,057.4 |
| Assets held in separate accounts | 25.0 | 24.6 | 22.0 | 18.2 | 17.0 | 18.5 | 19.5 |
| Other assets | 337.1 | 329.7 | 326.1 | 276.7 | 322.9 | 345.1 | 282.1 |
| Assets of discontinued operations | 3,556.6 | 3,412.6 | 3,225.1 | 0.0 | 0.0 | 0.0 | 0.0 |
| Total assets | $33,684.9 | $33,001.5 | $32,367.7 | $28,763.3 | $28,507.3 | $29,433.5 | $30,269.0 |
| **Liabilities** | | | | | | | |
| Liabilities for insurance products: | | | | | | | |
| Interest-sensitive products | $13,119.5 | $13,105.0 | $13,175.6 | $13,332.8 | $13,215.3 | $13,124.1 | $13,208.7 |
| Traditional products | 9,638.0 | 9,713.9 | 9,841.3 | 9,828.7 | 9,864.3 | 9,913.4 | 10,006.8 |
| Claims payable and other policyholder funds | 926.1 | 953.2 | 873.1 | 1,008.4 | 987.8 | 972.4 | 945.8 |
| Liabilities related to separate accounts | 25.0 | 24.6 | 22.0 | 18.2 | 17.0 | 18.5 | 19.5 |
| Other liabilities | 531.6 | 478.1 | 422.8 | 457.4 | 506.5 | 715.9 | 565.0 |
| Investment borrowings | 848.3 | 824.2 | 823.9 | 767.5 | 758.3 | 747.6 | 714.9 |
| Securities lending payable | 394.0 | 300.2 | 290.7 | 408.8 | 256.4 | 267.3 | 212.7 |
| Notes payable - direct corporate obligations | 1,167.7 | 1,167.9 | 1,168.0 | 1,311.5 | 1,310.5 | 1,259.3 | 1,261.9 |
| Liabilities of discontinued operations | 3,080.0 | 3,038.7 | 3,034.0 | 0.0 | 0.0 | 0.0 | 0.0 |
| Total liabilities | 29,730.2 | 29,605.8 | 29,651.4 | 27,133.3 | 26,916.1 | 27,018.5 | 26,935.3 |
| **Shareholders' equity** | | | | | | | |
| Common stock | 1.9 | 1.9 | 1.9 | 1.9 | 1.9 | 1.9 | 1.9 |
| Additional paid-in capital | 4,098.5 | 4,101.6 | 4,104.0 | 4,104.0 | 4,105.6 | 4,108.2 | 4,110.6 |
| Retained earnings (accumulated deficit) | 419.9 | (68.6) | (251.9) | (705.2) | (675.8) | (648.2) | (632.8) |
| Total shareholders' equity before accumulated other comprehensive loss | 4,520.3 | 4,034.9 | 3,854.0 | 3,400.7 | 3,431.7 | 3,461.9 | 3,479.7 |
| Accumulated other comprehensive loss | (565.6) | (639.2) | (1,137.7) | (1,770.7) | (1,840.5) | (1,046.9) | (146.0) |
| Total shareholders' equity | 3,954.7 | 3,395.7 | 2,716.3 | 1,630.0 | 1,591.2 | 2,415.0 | 3,333.7 |
| Total liabilities and shareholders' equity | $33,684.9 | $33,001.5 | $32,367.7 | $28,763.3 | $28,507.3 | $29,433.5 | $30,269.0 |

| | 1Q08 | 2Q08 | 3Q08 | 4Q08 | 1Q09 | 2Q09 | 3Q09 |
|---|---|---|---|---|---|---|---|
| Book value per share at period-end (1) (2) | $24.48 | $21.84 | $20.86 | $18.41 | $18.57 | $18.72 | $18.82 |
| Book value per share assuming conversion of convertible securities (1) (3) | $24.48 | $21.84 | $20.86 | $18.41 | $18.57 | $18.68 | $18.72 |

**Conseco, Inc.**

| **Consolidated statement of operations (in millions)** | 1Q08 | 2Q08 | 3Q08 | 4Q08 | 2008 | 1Q09 | 2Q09 | 3Q09 |
|---|---|---|---|---|---|---|---|---|
| **Revenues** | | | | | | | | |
| Insurance policy income | $785.1 | $830.0 | $821.8 | $816.7 | $3,253.6 | $782.8 | $791.3 | $772.0 |
| Net investment income (loss): | | | | | | | | |
| General account assets | 310.0 | 311.9 | 312.8 | 319.8 | 1,254.5 | 308.6 | 308.0 | 306.8 |
| Policyholder and reinsurer accounts and other special-purpose portfolios | (26.0) | (21.6) | (24.3) | (3.8) | (75.7) | (18.0) | 9.5 | 56.0 |
| Realized investment gains (losses): | | | | | | | | |
| Net realized investment gains (losses), excluding impairment losses | (4.3) | (4.5) | (43.2) | (48.1) | (100.1) | 85.1 | 20.3 | 15.4 |
| Other-than-temporary impairment losses: | | | | | | | | |
| Total other-than-temporary impairment losses | (41.3) | (26.0) | (50.1) | (44.9) | (162.3) | (108.1) | (53.7) | (162.4) |
| Other-than-temporary impairment losses recognized in other comprehensive loss | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 16.1 | 17.1 | 126.7 |
| Net impairment losses recognized | (41.3) | (26.0) | (50.1) | (44.9) | (162.3) | (92.0) | (36.6) | (35.7) |
| Total realized gains (losses) | (45.6) | (30.5) | (93.3) | (93.0) | (262.4) | (6.9) | (16.3) | (20.3) |
| Fee revenue and other income | 4.0 | 4.9 | 4.9 | 5.9 | 19.7 | 3.0 | 3.1 | 4.1 |
| Total revenues | 1,027.5 | 1,094.7 | 1,021.9 | 1,045.6 | 4,189.7 | 1,069.5 | 1,095.6 | 1,118.6 |
| **Benefits and expenses** | | | | | | | | |
| Insurance policy benefits | 767.7 | 815.9 | 797.0 | 831.9 | 3,212.5 | 753.5 | 781.1 | 782.7 |
| Interest expense | 30.8 | 25.1 | 24.6 | 26.0 | 106.5 | 23.2 | 32.7 | 31.9 |
| Amortization | 109.8 | 101.5 | 77.6 | 79.0 | 367.9 | 120.8 | 101.8 | 113.3 |
| Gain on extinguishment of debt | 0.0 | 0.0 | 0.0 | (21.2) | (21.2) | 0.0 | 0.0 | 0.0 |
| Expenses related to debt modification | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 9.5 | 0.0 | 0.0 |
| Other operating costs and expenses | 131.1 | 136.1 | 117.0 | 136.1 | 520.3 | 120.3 | 130.4 | 126.6 |
| Total benefits and expenses | 1,039.4 | 1,078.6 | 1,016.2 | 1,051.8 | 4,186.0 | 1,027.3 | 1,046.0 | 1,054.5 |
| Income (loss) before income taxes and discontinued operations | (11.9) | 16.1 | 5.7 | (6.2) | 3.7 | 42.2 | 49.6 | 64.1 |
| Income tax expense (benefit) on period income | (4.2) | 8.3 | 1.6 | 3.7 | 9.4 | 15.3 | 17.4 | 22.0 |
| Valuation allowance for deferred tax assets | 0.0 | 298.0 | 30.0 | 75.9 | 403.9 | 2.4 | 4.6 | 26.7 |
| Income (loss) before discontinued operations | (7.7) | (290.2) | (25.9) | (85.8) | (409.6) | 24.5 | 27.6 | 15.4 |
| Discontinued operations, net of income taxes | 0.5 | (198.3) | (157.4) | (367.5) | (722.7) | 0.0 | 0.0 | 0.0 |
| Net income (loss) | ($7.2) | ($488.5) | ($183.3) | ($453.3) | ($1,132.3) | $24.5 | $27.6 | $15.4 |

**Conseco, Inc.**

| **Earnings per share analysis ($ in millions, except per share amounts)** | 1Q08 | 2Q08 | 3Q08 | 4Q08 | 2008 | 1Q09 | 2Q09 | 3Q09 |
|---|---|---|---|---|---|---|---|---|
| Income (loss) before net realized investment losses, net of related amortization and income taxes: | | | | | | | | |
| Bankers Life | $29.1 | $34.6 | $67.8 | $40.0 | $171.5 | $44.7 | $63.3 | $85.4 |
| Colonial Penn | 3.7 | 8.3 | 6.5 | 6.7 | 25.2 | 5.1 | 11.0 | 7.4 |
| Conseco Insurance Group | 23.3 | 32.3 | 34.2 | 31.5 | 121.3 | 31.2 | 21.2 | 21.6 |
| Corporate operations: | | | | | | | | |
| Interest expense on debt | (18.5) | (16.1) | (15.8) | (17.5) | (67.9) | (13.7) | (23.9) | (24.0) |
| Gain on extinguishment of debt | 0.0 | 0.0 | 0.0 | 21.2 | 21.2 | 0.0 | 0.0 | 0.0 |
| Expenses related to debt modification | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | (9.5) | 0.0 | 0.0 |
| Other corporate expenses, net | (6.7) | (16.2) | (3.7) | (0.1) | (26.7) | (8.7) | (8.8) | (7.4) |
| Net realized investment losses, net of related amortization | (42.8) | (26.8) | (83.3) | (88.0) | (240.9) | (6.9) | (13.2) | (18.9) |
| Income (loss) before taxes and discontinued operations | (11.9) | 16.1 | 5.7 | (6.2) | 3.7 | 42.2 | 49.6 | 64.1 |
| Taxes | (4.2) | 8.3 | 1.6 | 3.7 | 9.4 | 15.3 | 17.4 | 22.0 |
| Valuation allowance for deferred tax assets | 0.0 | 298.0 | 30.0 | 75.9 | 403.9 | 2.4 | 4.6 | 26.7 |
| Income (loss) before discontinued operations | (7.7) | (290.2) | (25.9) | (85.8) | (409.6) | 24.5 | 27.6 | 15.4 |
| Discontinued operations, net of income taxes | 0.5 | (198.3) | (157.4) | (367.5) | (722.7) | 0.0 | 0.0 | 0.0 |
| Net income (loss) | ($7.2) | ($488.5) | ($183.3) | ($453.3) | ($1,132.3) | $24.5 | $27.6 | $15.4 |
| Diluted earnings (loss) per share | ($0.04) | ($2.65) | ($0.99) | ($2.45) | ($6.13) | $0.13 | $0.15 | $0.08 |
| Net realized investment losses, net of related amortization and taxes, per share | ($0.15) | ($0.09) | ($0.45) | ($0.48) | ($1.18) | ($0.04) | ($0.07) | ($0.10) |
| Valuation allowance for deferred tax assets | $0.00 | ($1.61) | $0.00 | ($0.24) | ($1.86) | $0.00 | $0.00 | ($0.11) |
| Discontinued operations | $0.00 | ($1.08) | ($0.85) | ($1.99) | ($3.91) | $0.00 | $0.00 | $0.00 |
| Diluted earnings per share, excluding net realized investment losses, valuation allowance for deferred tax assets and discontinued operations | $0.11 | $0.13 | $0.31 | $0.26 | $0.82 | $0.17 | $0.22 | $0.29 |

**Conseco, Inc.**
**Computation of weighted average shares outstanding**
(000s)

| | 1Q08 | 2Q08 | 3Q08 | 4Q08 | 2008 | 1Q09 | 2Q09 | 3Q09 |
|---|---|---|---|---|---|---|---|---|
| **Basic** | | | | | | | | |
| Shares outstanding, beginning of period | 184,652.0 | 184,655.5 | 184,725.9 | 184,725.9 | 184,652.0 | 184,753.8 | 184,758.8 | 184,886.2 |
| Weighted average shares issued during the period: | | | | | | | | |
| Shares issued under stock option and restricted stock plans | 1.4 | 29.5 | 0.0 | 36.5 | 57.3 | 0.3 | 60.8 | 0.0 |
| Shares withheld for the payment of the exercise price of stock options and taxes | (0.4) | (0.6) | 0.0 | (10.7) | (5.5) | 0.0 | 0.0 | 0.0 |
| Weighted average basic shares outstanding during the period | 184,653.0 | 184,684.4 | 184,725.9 | 184,751.7 | 184,703.8 | 184,754.1 | 184,819.6 | 184,886.2 |
| Basic shares outstanding, end of period | 184,655.5 | 184,725.9 | 184,725.9 | 184,753.8 | 184,753.8 | 184,758.8 | 184,886.2 | 184,886.2 |
| **Diluted** | | | | | | | | |
| Weighted average basic shares outstanding | 184,653.0 | 184,684.4 | 184,725.9 | 184,751.7 | 184,703.8 | 184,754.1 | 184,819.6 | 184,886.2 |
| Common stock equivalent shares related to: | | | | | | | | |
| Stock option and restricted stock plans | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 2.1 | 409.3 | 959.6 |
| Weighted average diluted shares outstanding during the period | 184,653.0 | 184,684.4 | 184,725.9 | 184,751.7 | 184,703.8 | 184,756.2 | 185,228.9 | 185,845.8 |
| Diluted shares outstanding, end of period | 184,681.2 | 184,792.3 | 184,761.1 | 184,755.7 | 184,755.7 | 184,760.9 | 185,295.5 | 185,845.8 |

Conseco, Inc.
Bankers Life

| Analysis of income before taxes (in millions) | 1Q08 | 2Q08 | 3Q08 | 4Q08 | 2008 | 1Q09 | 2Q09 | 3Q09 |
|---|---|---|---|---|---|---|---|---|
| Insurance policy income | $497.0 | $543.4 | $537.7 | $531.8 | $2,109.9 | $491.5 | $497.6 | $493.1 |
| Net investment income (loss): | | | | | | | | |
| General account invested assets | 149.4 | 153.5 | 155.2 | 159.0 | 617.1 | 155.4 | 160.2 | 162.2 |
| Equity-indexed products | (17.3) | (17.5) | (14.0) | (0.6) | (49.4) | (13.5) | (2.5) | 33.6 |
| Other special-purpose portfolios | (2.8) | (0.8) | (2.9) | (3.0) | (9.5) | 0.3 | 5.9 | 3.8 |
| Net realized investment losses | (19.3) | (12.1) | (48.4) | (36.9) | (116.7) | (1.9) | (14.9) | (17.9) |
| Fee revenue and other income | 1.6 | 2.1 | 3.1 | 4.2 | 11.0 | 1.4 | 1.6 | 2.4 |
| Total revenues | 608.6 | 668.6 | 630.7 | 654.5 | 2,562.4 | 633.2 | 647.9 | 677.2 |
| Insurance policy benefits | 434.9 | 497.2 | 470.3 | 477.5 | 1,879.9 | 429.6 | 422.9 | 412.1 |
| Amounts added to policyholder account balances: | | | | | | | | |
| Annuity products and interest-sensitive life products other than equity-indexed products | 44.2 | 43.5 | 43.1 | 44.9 | 175.7 | 45.9 | 48.2 | 46.8 |
| Equity-indexed products | 0.6 | (6.3) | 3.1 | 37.4 | 34.8 | (8.3) | 16.0 | 29.1 |
| Amortization related to operations | 75.0 | 66.6 | 53.5 | 39.7 | 234.8 | 75.6 | 63.1 | 74.5 |
| Amortization related to net realized investment losses | (2.5) | (1.9) | (8.0) | (3.4) | (15.8) | 0.5 | (1.6) | (1.3) |
| Other operating costs and expenses | 44.1 | 45.1 | 41.3 | 51.9 | 182.4 | 47.6 | 49.3 | 47.2 |
| Total benefits and expenses | 596.3 | 644.2 | 603.3 | 648.0 | 2,491.8 | 590.9 | 597.9 | 608.4 |
| Income before income taxes | $12.3 | $24.4 | $27.4 | $6.5 | $70.6 | $42.3 | $50.0 | $68.8 |

| Supplemental health product underwriting margins (in millions) | 1Q08 | 2Q08 | 3Q08 | 4Q08 | 2008 | 1Q09 | 2Q09 | 3Q09 |
|---|---|---|---|---|---|---|---|---|
| Medicare supplement: | | | | | | | | |
| Earned premium | $161.4 | $157.8 | $159.9 | $159.9 | $639.0 | $165.3 | $165.6 | $165.7 |
| Benefit ratio | 64.6% | 71.3% | 72.5% | 74.7% | 70.8% | 70.2% | 68.6% | 72.4% |
| Underwriting margin (earned premium less policy benefits) | $57.1 | $45.4 | $43.9 | $40.3 | $186.7 | $49.3 | $52.0 | $45.8 |
| PDP and PFFS: | | | | | | | | |
| Earned premium | $118.7 | $171.5 | $165.6 | $153.7 | $609.5 | $122.6 | $118.9 | $108.1 |
| Benefit ratio | 93.9% | 94.0% | 95.1% | 100.8% | 96.0% | 94.4% | 94.3% | 74.2% |
| Underwriting margin (earned premium less policy benefits) | $7.2 | $10.2 | $8.2 | $(1.2) | $24.4 | $6.9 | $6.7 | $27.9 |
| Long-term care: | | | | | | | | |
| Earned premium | $156.2 | $156.3 | $156.2 | $155.6 | $624.3 | $150.7 | $152.0 | $149.9 |
| Benefit ratio before interest income on reserves | 111.6% | 114.7% | 102.1% | 102.2% | 107.6% | 105.1% | 103.2% | 108.3% |
| Interest-adjusted benefit ratio | 79.0% | 81.4% | 68.1% | 67.4% | 74.0% | 68.6% | 66.4% | 70.4% |
| Underwriting margin (earned premium plus interest income on reserves less policy benefits) | $32.8 | $29.1 | $49.8 | $50.7 | $162.4 | $47.3 | $51.0 | $44.5 |

Conseco, Inc.
Bankers Life

| Average liabilities for insurance products (in millions) (continued) | 1Q08 | 2Q08 | 3Q08 | 4Q08 | 2008 | 1Q09 | 2Q09 | 3Q09 |
|---|---|---|---|---|---|---|---|---|
| Annuities: | | | | | | | | |
| Mortality based | $250.3 | $253.2 | $254.2 | $253.8 | $252.9 | $252.9 | $250.7 | $249.3 |
| Equity-indexed | 1,043.6 | 1,147.1 | 1,255.8 | 1,365.7 | 1,203.0 | 1,426.4 | 1,464.4 | 1,529.5 |
| Deposit based | 4,445.9 | 4,419.8 | 4,442.8 | 4,548.8 | 4,464.3 | 4,678.2 | 4,754.7 | 4,834.1 |
| Health | 3,768.1 | 3,848.8 | 3,921.2 | 3,983.8 | 3,880.5 | 4,050.4 | 4,090.0 | 4,143.3 |
| Life: | | | | | | | | |
| Interest sensitive | 380.1 | 382.8 | 387.5 | 393.4 | 385.9 | 397.6 | 399.4 | 403.6 |
| Non-interest sensitive | 335.9 | 351.0 | 365.7 | 378.3 | 357.8 | 396.5 | 415.0 | 432.6 |
| Total average liabilities for insurance products, net of reinsurance ceded | $10,223.9 | $10,402.7 | $10,627.2 | $10,923.8 | $10,544.4 | $11,202.0 | $11,374.2 | $11,592.4 |

| Analysis of income before taxes (in millions) | 1Q08 | 2Q08 | 3Q08 | 4Q08 | 2008 | 1Q09 | 2Q09 | 3Q09 |
|---|---|---|---|---|---|---|---|---|
| **Value of policies in force at the effective date** | | | | | | | | |
| Balance, beginning of period | $781.6 | $761.7 | $745.3 | $759.6 | $781.6 | $761.7 | $727.6 | $656.5 |
| Amortization related to operations | (36.2) | (29.4) | (16.7) | (19.3) | (101.6) | (31.8) | (26.7) | (19.8) |
| Amortization related to net realized investment (gains) losses | 0.4 | 0.3 | 1.0 | 0.6 | 2.3 | (0.1) | 0.1 | 0.1 |
| Adjustment related to unrealized (gain) or loss on actively managed fixed maturities | 15.9 | 12.7 | 30.0 | 20.8 | 79.4 | (2.2) | (44.5) | (49.4) |
| Balance, end of period | $761.7 | $745.3 | $759.6 | $761.7 | $761.7 | $727.6 | $656.5 | $587.4 |

| Cost of policies produced | 1Q08 | 2Q08 | 3Q08 | 4Q08 | 2008 | 1Q09 | 2Q09 | 3Q09 |
|---|---|---|---|---|---|---|---|---|
| Balance, beginning of period | $941.6 | $1,025.9 | $1,103.9 | $1,264.3 | $941.6 | $1,216.2 | $1,259.8 | $1,257.6 |
| Deferred acquisition expenses | 80.5 | 74.8 | 85.7 | 65.2 | 306.2 | 76.7 | 72.4 | 73.6 |
| Amortization related to operations | (38.8) | (37.2) | (36.8) | (20.4) | (133.2) | (43.8) | (36.4) | (54.7) |
| Amortization related to net realized investment (gains) losses | 2.1 | 1.6 | 7.0 | 2.8 | 13.5 | (0.4) | 1.5 | 1.2 |
| Adjustment related to unrealized (gain) or loss on actively managed fixed maturities | 40.5 | 38.8 | 104.5 | (95.7) | 88.1 | 11.1 | (39.7) | (94.1) |
| Balance, end of period | $1,025.9 | $1,103.9 | $1,264.3 | $1,216.2 | $1,216.2 | $1,259.8 | $1,257.6 | $1,183.6 |

Conseco, Inc.
Colonial Penn

| Analysis of income before taxes (in millions) | 1Q08 | 2Q08 | 3Q08 | 4Q08 | 2008 | 1Q09 | 2Q09 | 3Q09 |
|---|---|---|---|---|---|---|---|---|
| Insurance policy income | $44.4 | $47.5 | $46.4 | $46.5 | $184.8 | $47.1 | $52.7 | $48.4 |
| Net investment income (loss): | | | | | | | | |
| General account invested assets | 9.7 | 10.1 | 10.1 | 10.2 | 40.1 | 9.8 | 9.8 | 9.5 |
| Trading account income related to reinsurer accounts | (0.5) | 0.0 | 0.0 | 0.0 | (0.5) | 0.0 | 0.0 | 0.0 |
| Net realized investment gains (losses) | (0.6) | 0.7 | (1.5) | (0.2) | (1.6) | 0.1 | 1.1 | 1.5 |
| Fee revenue and other income | 0.3 | 0.5 | 0.5 | 0.5 | 1.8 | 0.2 | 0.2 | 0.2 |
| Total revenues | 53.3 | 58.8 | 55.5 | 57.0 | 224.6 | 57.2 | 63.8 | 59.6 |
| Insurance policy benefits | 35.0 | 35.5 | 33.9 | 33.8 | 138.2 | 36.1 | 36.0 | 34.7 |
| Amounts added to annuity and interest-sensitive life product account balances | 0.3 | 0.3 | 0.3 | 0.3 | 1.2 | 0.3 | 0.2 | 0.3 |
| Amortization related to operations | 7.4 | 7.4 | 9.2 | 8.0 | 32.0 | 8.4 | 8.0 | 8.4 |
| Other operating costs and expenses | 7.5 | 6.6 | 7.1 | 8.4 | 29.6 | 7.2 | 7.5 | 7.3 |
| Total benefits and expenses | 50.2 | 49.8 | 50.5 | 50.5 | 201.0 | 52.0 | 51.7 | 50.7 |
| Income (loss) before income taxes | $3.1 | $9.0 | $5.0 | $6.5 | $23.6 | $5.2 | $12.1 | $8.9 |

| Average liabilities for insurance products (in millions) | 1Q08 | 2Q08 | 3Q08 | 4Q08 | 2008 | 1Q09 | 2Q09 | 3Q09 |
|---|---|---|---|---|---|---|---|---|
| Annuities - mortality based | $87.2 | $86.5 | $85.6 | $84.4 | $85.9 | $83.4 | $82.1 | $81.0 |
| Health | 21.5 | 20.9 | 20.5 | 20.2 | 20.7 | 19.7 | 19.2 | 18.8 |
| Life: | | | | | | | | |
| Interest sensitive | 25.0 | 25.1 | 25.0 | 24.7 | 25.0 | 24.1 | 23.3 | 23.0 |
| Non-interest sensitive | 561.4 | 561.9 | 562.8 | 565.4 | 562.9 | 568.6 | 569.1 | 568.4 |
| Total average liabilities for insurance products, net of reinsurance ceded | $695.1 | $694.4 | $693.9 | $694.7 | $694.5 | $695.8 | $693.7 | $691.2 |

| Analysis of income before taxes (in millions) | 1Q08 | 2Q08 | 3Q08 | 4Q08 | 2008 | 1Q09 | 2Q09 | 3Q09 |
|---|---|---|---|---|---|---|---|---|
| **Value of policies in force at the effective date** | | | | | | | | |
| Balance, beginning of period | $119.4 | $115.5 | $112.1 | $108.7 | $119.4 | $105.3 | $101.6 | $98.4 |
| Amortization related to operations | (3.9) | (3.4) | (3.4) | (3.4) | (14.1) | (3.7) | (3.2) | (3.0) |
| Balance, end of period | $115.5 | $112.1 | $108.7 | $105.3 | $105.3 | $101.6 | $98.4 | $95.4 |

| Cost of policies produced | 1Q08 | 2Q08 | 3Q08 | 4Q08 | 2008 | 1Q09 | 2Q09 | 3Q09 |
|---|---|---|---|---|---|---|---|---|
| Balance, beginning of period | $130.4 | $147.8 | $159.7 | $169.8 | $130.4 | $174.8 | $183.9 | $190.0 |
| Deferred acquisition expenses | 20.9 | 15.9 | 15.9 | 9.6 | 62.3 | 13.8 | 10.9 | 11.2 |
| Amortization related to operations | (3.5) | (4.0) | (5.8) | (4.6) | (17.9) | (4.7) | (4.8) | (5.4) |
| Balance, end of period | $147.8 | $159.7 | $169.8 | $174.8 | $174.8 | $183.9 | $190.0 | $195.8 |

**Conseco, Inc.**
**Conseco Insurance Group**

| **Analysis of income (loss) before taxes (in millions)** | 1Q08 | 2Q08 | 3Q08 | 4Q08 | 2008 | 1Q09 | 2Q09 | 3Q09 |
|---|---|---|---|---|---|---|---|---|
| Insurance policy income | $243.7 | $239.1 | $237.7 | $238.4 | $958.9 | $244.2 | $241.0 | $230.5 |
| Net investment income (loss): | | | | | | | | |
| General account invested assets | 149.4 | 147.3 | 146.4 | 149.6 | 592.7 | 143.4 | 138.5 | 134.5 |
| Equity-indexed products | (10.5) | (10.0) | (6.8) | (1.1) | (28.4) | (7.0) | (0.4) | 11.0 |
| Trading account income related to policyholder and reinsurer accounts | (4.2) | (0.1) | (8.3) | (5.9) | (18.5) | (2.3) | 5.7 | 8.2 |
| Change in value of embedded derivatives related to modified coinsurance agreements | 1.4 | 1.5 | 2.7 | 1.1 | 6.7 | 0.2 | (2.7) | (3.5) |
| Net realized investment gains (losses) | (9.1) | (15.2) | (38.8) | (30.2) | (93.3) | 2.7 | (4.7) | 0.5 |
| Fee revenue and other income | 0.8 | 0.5 | 0.1 | 0.3 | 1.7 | 0.7 | 0.4 | 0.5 |
| Total revenues | 371.5 | 363.1 | 333.0 | 352.2 | 1,419.8 | 381.9 | 377.8 | 381.7 |
| Insurance policy benefits | 209.1 | 208.6 | 203.6 | 199.6 | 820.9 | 214.1 | 215.1 | 206.2 |
| Amounts added to policyholder account balances: | | | | | | | | |
| Annuity products and interest-sensitive life products other than equity-indexed products | 40.5 | 37.9 | 38.4 | 36.8 | 153.6 | 36.0 | 35.8 | 35.4 |
| Equity-indexed products | 3.1 | (0.8) | 4.3 | 1.6 | 8.2 | (0.2) | 6.9 | 18.1 |
| Amortization related to operations | 30.2 | 31.2 | 24.9 | 36.3 | 122.6 | 36.8 | 33.8 | 31.8 |
| Amortization related to net realized investment losses | (0.3) | (1.8) | (2.0) | (1.6) | (5.7) | (0.5) | (1.5) | (0.1) |
| Interest expense on investment borrowings | 5.8 | 5.5 | 5.6 | 5.5 | 22.4 | 5.2 | 5.2 | 5.1 |
| Other operating costs and expenses | 68.6 | 63.6 | 60.8 | 71.1 | 264.1 | 56.1 | 64.5 | 63.0 |
| Total benefits and expenses | 357.0 | 344.2 | 335.6 | 349.3 | 1,386.1 | 347.5 | 359.8 | 359.5 |
| Income (loss) before income taxes | $14.5 | $18.9 | ($2.6) | $2.9 | $33.7 | $34.4 | $18.0 | $22.2 |

| **Supplemental health product underwriting margins (in millions)** | 1Q08 | 2Q08 | 3Q08 | 4Q08 | 2008 | 1Q09 | 2Q09 | 3Q09 |
|---|---|---|---|---|---|---|---|---|
| Medicare supplement: | | | | | | | | |
| Earned premium | $53.7 | $51.2 | $50.3 | $49.2 | $204.4 | $47.3 | $45.9 | $44.8 |
| Benefit ratio | 65.8% | 71.9% | 73.0% | 62.8% | 68.4% | 67.3% | 71.2% | 68.2% |
| Underwriting margin (earned premium less policy benefits) | $18.4 | $14.3 | $13.6 | $18.3 | $64.6 | $15.4 | $13.2 | $14.3 |
| Specified disease: | | | | | | | | |
| Earned premium | $92.0 | $92.0 | $92.4 | $94.0 | $370.4 | $93.8 | $94.7 | $95.2 |
| Benefit ratio before interest income on reserves | 81.7% | 80.4% | 82.6% | 63.8% | 77.1% | 76.0% | 83.3% | 76.6% |
| Interest-adjusted benefit ratio | 48.1% | 46.7% | 48.5% | 30.1% | 43.3% | 42.2% | 49.7% | 42.9% |
| Underwriting margin (earned premium plus interest income on reserves less policy benefits) | $47.7 | $49.1 | $47.6 | $65.8 | $210.2 | $54.2 | $47.7 | $54.3 |
| Long-term care: | | | | | | | | |
| Earned premium | $8.8 | $8.7 | $8.6 | $8.5 | $34.6 | $8.3 | $8.1 | $7.9 |
| Benefit ratio before interest income on reserves | 136.4% | 133.8% | 193.5% | 216.9% | 169.6% | 210.1% | 182.2% | 154.2% |
| Interest-adjusted benefit ratio | 66.4% | 57.0% | 115.2% | 137.4% | 93.5% | 132.0% | 103.1% | 73.8% |
| Underwriting margin (earned premium plus interest income on reserves less policy benefits) | $3.0 | $3.7 | $(1.3) | $(3.2) | $2.2 | $(2.7) | $(0.2) | $2.0 |

Conseco, Inc.
Conseco Insurance Group

| Average liabilities for insurance products (in millions) (continued) | 1Q08 | 2Q08 | 3Q08 | 4Q08 | 2008 | 1Q09 | 2Q09 | 3Q09 |
|---|---|---|---|---|---|---|---|---|
| Annuities: | | | | | | | | |
| Mortality based | $223.5 | $221.1 | $219.8 | $218.3 | $220.7 | $217.2 | $215.8 | $214.5 |
| Equity-indexed | 889.9 | 895.9 | 893.9 | 884.4 | 891.0 | 836.5 | 773.6 | 751.9 |
| Deposit based | 788.4 | 767.5 | 741.3 | 713.0 | 752.6 | 688.8 | 669.6 | 652.1 |
| Separate accounts | 26.2 | 24.8 | 23.3 | 20.1 | 23.6 | 17.6 | 17.7 | 19.0 |
| Health | 2,978.0 | 2,989.6 | 3,000.4 | 3,004.5 | 2,993.1 | 2,991.9 | 3,003.5 | 3,011.6 |
| Life: | | | | | | | | |
| Interest sensitive | 2,963.0 | 2,954.3 | 2,937.5 | 2,927.2 | 2,945.5 | 2,906.2 | 2,860.8 | 2,727.6 |
| Non-interest sensitive | 1,420.7 | 1,402.7 | 1,381.8 | 1,369.8 | 1,393.8 | 1,360.2 | 1,344.9 | 1,196.9 |
| Total average liabilities for insurance products, net of reinsurance ceded | $9,289.7 | $9,255.9 | $9,198.0 | $9,137.3 | $9,220.3 | $9,018.4 | $8,885.9 | $8,573.6 |

| Analysis of income (loss) before taxes (in millions) | 1Q08 | 2Q08 | 3Q08 | 4Q08 | 2008 | 1Q09 | 2Q09 | 3Q09 |
|---|---|---|---|---|---|---|---|---|
| **Value of policies in force at the effective date** | | | | | | | | |
| Balance, beginning of period | $672.6 | $652.3 | $635.4 | $625.4 | $672.6 | $610.8 | $596.3 | $580.2 |
| Amortization related to operations | (22.7) | (19.6) | (15.1) | (16.8) | (74.2) | (15.4) | (10.8) | (18.3) |
| Amortization related to net realized investment (gains) losses | (0.1) | 0.1 | 0.1 | 0.2 | 0.3 | (0.8) | 0.4 | 0.1 |
| Adjustment related to unrealized (gain) or loss on actively managed fixed maturities | 2.5 | 2.6 | 5.0 | 3.2 | 13.3 | 1.7 | (5.7) | (9.0) |
| Effect of reinsurance transaction | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | (15.3) |
| Other | 0.0 | 0.0 | 0.0 | (1.2) | (1.2) | 0.0 | 0.0 | 0.0 |
| Balance, end of period | $652.3 | $635.4 | $625.4 | $610.8 | $610.8 | $596.3 | $580.2 | $537.7 |

| Cost of policies produced | 1Q08 | 2Q08 | 3Q08 | 4Q08 | 2008 | 1Q09 | 2Q09 | 3Q09 |
|---|---|---|---|---|---|---|---|---|
| Balance, beginning of period | $351.0 | $375.7 | $395.1 | $424.9 | $351.0 | $421.6 | $430.8 | $427.3 |
| Deferred acquisition expenses | 21.9 | 21.1 | 20.4 | 27.2 | 90.6 | 15.3 | 15.9 | 19.7 |
| Amortization related to operations | (7.5) | (11.6) | (9.8) | (19.5) | (48.4) | (21.4) | (23.0) | (13.5) |
| Amortization related to net realized investment (gains) losses | 0.4 | 1.7 | 1.9 | 1.4 | 5.4 | 1.3 | 1.1 | 0.0 |
| Effect of reinsurance transaction | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | (1.5) |
| Adjustment related to unrealized (gain) or loss on actively managed fixed maturities | 9.9 | 8.2 | 17.3 | (12.4) | 23.0 | 14.0 | 2.5 | (32.3) |
| Balance, end of period | $375.7 | $395.1 | $424.9 | $421.6 | $421.6 | $430.8 | $427.3 | $399.7 |

**Conseco, Inc.**
**Bankers Life**
**Premiums collected on insurance products (in millions)**

| | 1Q08 | 2Q08 | 3Q08 | 4Q08 | 2008 | 1Q09 | 2Q09 | 3Q09 |
|---|---|---|---|---|---|---|---|---|
| **Annuities** | | | | | | | | |
| Equity-indexed (first-year) | $132.3 | $132.8 | $150.1 | $107.6 | $522.8 | $73.1 | $90.8 | $88.4 |
| Other fixed (first-year) | 95.3 | 127.3 | 172.3 | 302.9 | 697.8 | 228.0 | 183.9 | 195.6 |
| Other fixed (renewal) | 1.1 | 1.0 | 0.7 | 0.7 | 3.5 | 1.0 | 0.7 | 0.7 |
| Subtotal - other fixed annuities | 96.4 | 128.3 | 173.0 | 303.6 | 701.3 | 229.0 | 184.6 | 196.3 |
| Total annuities | 228.7 | 261.1 | 323.1 | 411.2 | 1,224.1 | 302.1 | 275.4 | 284.7 |
| **Supplemental health** | | | | | | | | |
| Medicare supplement (first-year) | 19.1 | 19.4 | 19.8 | 23.0 | 81.3 | 19.7 | 21.1 | 22.7 |
| Medicare supplement (renewal) | 140.8 | 131.2 | 134.0 | 149.3 | 555.3 | 136.1 | 134.1 | 146.2 |
| Subtotal - Medicare supplement | 159.9 | 150.6 | 153.8 | 172.3 | 636.6 | 155.8 | 155.2 | 168.9 |
| Long-term care (first-year) | 11.0 | 10.6 | 10.8 | 10.3 | 42.7 | 4.2 | 4.7 | 2.9 |
| Long-term care (renewal) | 145.6 | 144.6 | 144.0 | 148.8 | 583.0 | 141.7 | 147.2 | 151.4 |
| Subtotal - long-term care | 156.6 | 155.2 | 154.8 | 159.1 | 625.7 | 145.9 | 151.9 | 154.3 |
| PDP and PFFS (first-year) | 70.4 | 116.1 | 86.2 | 80.6 | 353.3 | 16.2 | 22.2 | 31.2 |
| PDP and PFFS (renewal) | 46.0 | 46.3 | 81.2 | 87.2 | 260.7 | 103.0 | 89.7 | 83.2 |
| Subtotal - PDP and PFFS | 116.4 | 162.4 | 167.4 | 167.8 | 614.0 | 119.2 | 111.9 | 114.4 |
| Other health (first-year) | 0.4 | 0.5 | 0.6 | 0.6 | 2.1 | 0.6 | 0.7 | 0.7 |
| Other health (renewal) | 2.2 | 2.1 | 2.1 | 2.2 | 8.6 | 2.3 | 2.3 | 2.4 |
| Subtotal - other health | 2.6 | 2.6 | 2.7 | 2.8 | 10.7 | 2.9 | 3.0 | 3.1 |
| Total supplemental health | 435.5 | 470.8 | 478.7 | 502.0 | 1,887.0 | 423.8 | 422.0 | 440.7 |
| **Life insurance** | | | | | | | | |
| First-year | 18.5 | 22.5 | 19.5 | 20.2 | 80.7 | 16.8 | 19.4 | 23.4 |
| Renewal | 29.5 | 31.3 | 32.4 | 35.5 | 128.7 | 32.1 | 35.9 | 39.8 |
| Total life insurance | 48.0 | 53.8 | 51.9 | 55.7 | 209.4 | 48.9 | 55.3 | 63.2 |
| **Collections on insurance products** | | | | | | | | |
| Total first-year premium collections on insurance products | 347.0 | 429.2 | 459.3 | 545.2 | 1,780.7 | 358.6 | 342.8 | 364.9 |
| Total renewal premium collections on insurance products | 365.2 | 356.5 | 394.4 | 423.7 | 1,539.8 | 416.2 | 409.9 | 423.7 |
| Total collections on insurance products | $712.2 | $785.7 | $853.7 | $968.9 | $3,320.5 | $774.8 | $752.7 | $788.6 |

Conseco, Inc.
Colonial Penn

| Premiums collected on insurance products (in millions) | 1Q08 | 2Q08 | 3Q08 | 4Q08 | 2008 | 1Q09 | 2Q09 | 3Q09 |
|---|---|---|---|---|---|---|---|---|
| **Life insurance** | | | | | | | | |
| First-year | $8.4 | $8.9 | $8.8 | $8.9 | $35.0 | $9.2 | $8.4 | $7.9 |
| Renewal | 34.5 | 34.9 | 34.8 | 34.9 | 139.1 | 37.8 | 37.4 | 37.7 |
| Total life insurance | 42.9 | 43.8 | 43.6 | 43.8 | 174.1 | 47.0 | 45.8 | 45.6 |
| **Supplemental health (all of which are renewal premiums)** | | | | | | | | |
| Medicare supplement | 2.1 | 2.1 | 2.0 | 1.9 | 8.1 | 1.7 | 1.9 | 1.8 |
| Other health | 0.2 | 0.2 | 0.2 | 0.2 | 0.8 | 0.2 | 0.2 | 0.0 |
| Total supplemental health | 2.3 | 2.3 | 2.2 | 2.1 | 8.9 | 1.9 | 2.1 | 1.8 |
| **Collections on insurance products** | | | | | | | | |
| Total first-year premium collections on insurance products | 8.4 | 8.9 | 8.8 | 8.9 | 35.0 | 9.2 | 8.4 | 7.9 |
| Total renewal premium collections on insurance products | 36.8 | 37.2 | 37.0 | 37.0 | 148.0 | 39.7 | 39.5 | 39.5 |
| Total collections on insurance products | $45.2 | $46.1 | $45.8 | $45.9 | $183.0 | $48.9 | $47.9 | $47.4 |

Conseco, Inc.
Conseco Insurance Group

| Premiums collected on insurance products (in millions) | 1Q08 | 2Q08 | 3Q08 | 4Q08 | 2008 | 1Q09 | 2Q09 | 3Q09 |
|---|---|---|---|---|---|---|---|---|
| **Annuities** | | | | | | | | |
| Equity-indexed (first-year) | $38.2 | $33.4 | $23.7 | $20.8 | $116.1 | $17.7 | $20.5 | $22.9 |
| Equity-indexed (renewal) | 1.8 | 2.1 | 1.8 | 1.9 | 7.6 | 1.4 | 1.4 | 1.5 |
| Subtotal - equity-indexed annuities | 40.0 | 35.5 | 25.5 | 22.7 | 123.7 | 19.1 | 21.9 | 24.4 |
| Other fixed (first-year) | 1.0 | 1.0 | 1.4 | 0.4 | 3.8 | 0.1 | 0.1 | 0.5 |
| Other fixed (renewal) | 0.6 | 0.6 | 0.5 | 0.6 | 2.3 | 0.3 | 0.3 | 0.3 |
| Subtotal - other fixed annuities | 1.6 | 1.6 | 1.9 | 1.0 | 6.1 | 0.4 | 0.4 | 0.8 |
| Total annuities | 41.6 | 37.1 | 27.4 | 23.7 | 129.8 | 19.5 | 22.3 | 25.2 |
| **Supplemental health** | | | | | | | | |
| Medicare supplement (first-year) | 2.8 | 2.3 | 2.1 | 2.4 | 9.6 | 1.5 | 1.9 | 2.2 |
| Medicare supplement (renewal) | 50.3 | 47.3 | 46.4 | 50.2 | 194.2 | 41.3 | 42.5 | 44.7 |
| Subtotal - Medicare supplement | 53.1 | 49.6 | 48.5 | 52.6 | 203.8 | 42.8 | 44.4 | 46.9 |
| Specified disease (first-year) | 9.4 | 9.8 | 9.7 | 10.5 | 39.4 | 10.2 | 11.1 | 11.8 |
| Specified disease (renewal) | 84.8 | 82.7 | 82.6 | 85.1 | 335.2 | 82.8 | 84.0 | 84.4 |
| Subtotal - specified disease | 94.2 | 92.5 | 92.3 | 95.6 | 374.6 | 93.0 | 95.1 | 96.2 |
| Long-term care (all of which are renewal) | 8.8 | 8.8 | 8.1 | 8.0 | 33.7 | 8.4 | 8.0 | 7.6 |
| Other health (first-year) | 0.0 | 0.0 | 0.1 | 0.0 | 0.1 | 0.0 | 0.0 | 0.0 |
| Other health (renewal) | 2.4 | 2.3 | 2.5 | 2.4 | 9.6 | 2.0 | 1.8 | 2.2 |
| Subtotal - other health | 2.4 | 2.3 | 2.6 | 2.4 | 9.7 | 2.0 | 1.8 | 2.2 |
| Total supplemental health | 158.5 | 153.2 | 151.5 | 158.6 | 621.8 | 146.2 | 149.3 | 152.9 |
| **Life insurance** | | | | | | | | |
| First-year | 0.7 | 1.2 | 2.0 | 0.4 | 4.3 | 0.5 | 0.5 | 0.8 |
| Renewal | 71.2 | 65.7 | 65.8 | 62.8 | 265.5 | 63.9 | 61.9 | 59.5 |
| Total life insurance | 71.9 | 66.9 | 67.8 | 63.2 | 269.8 | 64.4 | 62.4 | 60.3 |
| **Collections on insurance products** | | | | | | | | |
| Total first-year premium collections on insurance products | 52.1 | 47.7 | 39.0 | 34.5 | 173.3 | 30.0 | 34.1 | 38.2 |
| Total renewal premium collections on insurance products | 219.9 | 209.5 | 207.7 | 211.0 | 848.1 | 200.1 | 199.9 | 200.2 |
| Total collections on insurance products | $272.0 | $257.2 | $246.7 | $245.5 | $1,021.4 | $230.1 | $234.0 | $238.4 |

**Conseco, Inc.**
**Statutory information - consolidated basis (4) (in millions)**

| | 1Q08 | 2Q08 | 3Q08 | 4Q08 | 2008 | 1Q09 | 2Q09 | 3Q09 (*) |
|---|---|---|---|---|---|---|---|---|
| Net gain (loss) from operations before interest expense and federal income taxes | $12.8 | $20.8 | $69.8 | $60.0 | $163.4 | $53.1 | $84.0 | $108.5 |
| Interest expense on surplus debentures held by parent company | 16.3 | 12.4 | 12.8 | 14.9 | 56.4 | 10.1 | 9.7 | 27.2 |
| Net gain (loss) from operations before federal income taxes | (3.5) | 8.4 | 57.0 | 45.1 | 107.0 | 43.0 | 74.3 | 81.3 |
| Federal income tax expense (benefit) | (1.3) | 1.4 | (0.2) | (13.1) | (13.2) | (0.7) | 0.1 | (5.3) |
| Net gain (loss) from operations before net realized capital gains (losses) | (2.2) | 7.0 | 57.2 | 58.2 | 120.2 | 43.7 | 74.2 | 86.6 |
| Net realized capital losses | (7.2) | (21.1) | (87.5) | (101.3) | (217.1) | (69.0) | (80.2) | (54.4) |
| Net income (loss) | ($9.4) | ($14.1) | ($30.3) | ($43.1) | ($96.9) | ($25.3) | ($6.0) | $32.2 |
| | | | | | | | | |
| Capital and surplus | $1,326.6 | $1,310.2 | $1,330.8 | $1,311.5 | $1,311.5 | $1,268.1 | $1,254.0 | $1,285.1 |
| Asset valuation reserve (AVR) | 162.2 | 155.7 | 99.3 | 55.0 | 55.0 | 32.9 | 24.9 | 23.1 |
| Capital, surplus and AVR | 1,488.8 | 1,465.9 | 1,430.1 | 1,366.5 | 1,366.5 | 1,301.0 | 1,278.9 | 1,308.2 |
| Interest maintenance reserve (IMR) | 208.5 | 194.9 | 179.1 | 147.7 | 147.7 | 215.8 | 274.0 | 297.9 |
| Total statutory capital, surplus, AVR & IMR | $1,697.3 | $1,660.8 | $1,609.2 | $1,514.2 | $1,514.2 | $1,516.8 | $1,552.9 | $1,606.1 |

* Such amounts are preliminary as the statutory basis financial statements of our insurance subsidiaries for 3Q09 will be filed with the respective insurance regulators on or about November 16, 2009.

**Notes**

(1) Excludes accumulated other comprehensive loss.

(2) Shareholders' equity divided by common shares outstanding.

(3) Assumes conversion of all convertible securities.

(4) Based on statutory accounting practices prescribed or permitted by regulatory authorities for Conseco's insurance subsidiaries after appropriate elimination of intercompany accounts among such subsidiaries. Such accounting practices differ from GAAP.